Exhibit 99.2

DTE Energy

Third Quarter 2008

Supplemental Financial Information

October 30, 2008

Third Quarter 2008 Supplemental Financial Information October 30, 2008

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions)	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$223	$123
Restricted cash	36	140
Accounts receivable (less allowance for doubtful accounts of $266 and $182, respectively)
Customer	1,375	1,658
Other	320	514
Accrued power and gas supply cost recovery revenue	110	76
Inventories
Fuel and gas	564	429
Materials and supplies	206	204
Deferred income taxes	259	387
Assets from risk management and trading activities	331	181
Other	299	196
Current assets held for sale	—	83

	3,723	3,991

Investments
Nuclear decommissioning trust funds	756	824
Other	538	446

	1,294	1,270

Property
Property, plant and equipment	19,907	18,809
Less accumulated depreciation and depletion	(7,837)	(7,401)

	12,070	11,408

Other Assets
Goodwill	2,037	2,037
Regulatory assets	2,830	2,786
Securitized regulatory assets	1,035	1,124
Intangible assets	86	25
Notes receivable	114	87
Assets from risk management and trading activities	206	199
Prepaid pension assets	167	152
Other	126	116
Noncurrent assets held for sale	—	547

	6,601	7,073

Total Assets	$23,688	$23,742

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions, Except Shares)	2008	2007
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$931	$1,189
Accrued interest	138	112
Dividends payable	87	87
Short-term borrowings	1,155	1,084
Current portion long-term debt, including capital leases	362	454
Liabilities from risk management and trading activities	411	281
Deferred gains and reserves	4	400
Other	505	566
Current liabilities associated with assets held for sale	—	48

	3,593	4,221

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,158	5,576
Securitization bonds	933	1,065
Trust preferred-linked securities	289	289
Capital lease obligations	64	41

	7,444	6,971

Other Liabilities
Deferred income taxes	1,951	1,824
Regulatory liabilities	1,168	1,168
Asset retirement obligations	1,325	1,277
Unamortized investment tax credit	99	108
Liabilities from risk management and trading activities	374	450
Liabilities from transportation and storage contracts	115	126
Accrued pension liability	68	68
Accrued postretirement liability	1,063	1,094
Deferred gains	12	15
Nuclear decommissioning	122	134
Other	313	303
Noncurrent liabilities associated with assets held for sale	—	82

	6,610	6,649

Commitments and Contingencies (Notes 2, 6 and 9)

Minority Interest	45	48

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,025,446 and 163,232,095 shares issued and outstanding, respectively	3,172	3,176
Retained earnings	2,952	2,790
Accumulated other comprehensive loss	(128)	(113)

	5,996	5,853

Total Liabilities and Shareholders’ Equity	$23,688	$23,742

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
(in Millions)	2008	2007
Operating Activities
Net income	$417	$716
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	675	716
Deferred income taxes	280	90
Gain on sale of non-utility assets	(128)	(897)
Other asset (gains), losses and reserves, net	12	14
Gain on sale of interests in synfuel projects	(31)	(144)
Partners’ share of synfuel project (gains) losses	2	(161)
Contributions from synfuel partners	14	177
Changes in assets and liabilities, exclusive of changes shown separately (Note 1)	(223)	281

Net cash from operating activities	1,018	792

Investing Activities
Plant and equipment expenditures — utility	(842)	(750)
Plant and equipment expenditures — non-utility	(154)	(206)
Proceeds from sale of interests in synfuel projects	84	329
Refunds to synfuel partners	(387)	(81)
Proceeds from sale of non-utility assets	253	1,258
Proceeds from sale of other assets, net	21	39
Restricted cash for debt redemptions	104	52
Proceeds from sale of nuclear decommissioning trust fund assets	180	227
Investment in nuclear decommissioning trust funds	(202)	(254)
Other investments	(105)	(22)

Net cash from (used for) investing activities	(1,048)	592

Financing Activities
Issuance of long-term debt	1,013	—
Redemption of long-term debt	(446)	(340)
Repurchase of long-term debt	(238)	—
Short-term borrowings, net	71	(62)
Repurchase of common stock	(16)	(686)
Dividends on common stock	(258)	(278)
Other	(7)	(2)

Net cash from (used for) financing activities	119	(1,368)

Net Increase in Cash and Cash Equivalents	89	16
Cash and Cash Equivalents Reclassified (to) from Assets Held for Sale	11	(7)
Cash and Cash Equivalents at Beginning of Period	123	147

Cash and Cash Equivalents at End of Period	$223	$156

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2008	2007	2008	2007
Operating Revenues	$1,440	$1,403	$3,766	$3,707

Operating Expenses
Fuel and purchased power	586	518	1,403	1,274
Operation and maintenance	292	386	1,019	1,114
Depreciation and amortization	193	203	563	583
Taxes other than income	54	63	176	204
Asset (gains) and reserves, net	(1)	6	(1)	12

	1,124	1,176	3,160	3,187

Operating Income	316	227	606	520

Other (Income) and Deductions
Interest expense	73	73	220	222
Interest income	(1)	(2)	(3)	(5)
Other income	(16)	(8)	(39)	(26)
Other expenses	11	7	34	22

	67	70	212	213

Income Before Income Taxes	249	157	394	307

Income Tax Provision	90	50	143	100

Reported Earnings	159	107	251	207

Adjustments
Effective tax rate normalization	—	(1)	—	1
Regulatory asset surcharge	—	—	—	6
Detroit Thermal Reserve	—	8	—	14

	—	7	—	21

Operating Earnings	$159	$114	$251	$228

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2008	2007	2008	2007
Operating Revenues	$232	$169	$1,509	$1,335

Operating Expenses
Cost of gas	102	56	956	827
Operation and maintenance	93	104	364	324
Depreciation and amortization	25	25	75	70
Taxes other than income	9	13	34	42
Asset (gains) and losses, net	(2)	(1)	(2)	2

	227	197	1,427	1,265

Operating Income (Loss)	5	(28)	82	70

Other (Income) and Deductions
Interest expense	16	16	46	43
Interest income	(2)	(5)	(6)	(12)
Other income	(2)	(2)	(8)	(7)
Other expenses	4	1	9	3

	16	10	41	27

Income (Loss) Before Income Taxes	(11)	(38)	41	43
Income Tax Provision (Benefit)	(3)	(10)	12	11

Reporting Earnings (Loss)	$(8)	$(28)	$29	$32

Adjustments
Effective tax rate normalization	—	6	—	4
Performance Excellence Process	2	1	3	3

	2	7	3	7

Operating Earnings	$(6)	$(21)	$32	$39

DTE Energy Debt/Equity Calculation
As of September 30, 2008
($ millions)

Short-term borrowings	$1,155
Current portion of long-term debt, including capital leases	362
Mortgage bonds, notes and other	6,158
Securitization bonds	933
Capital lease obligations	64
less MichCon short-term debt	(401)
less Securitization bonds, including current portion	(1,065)

Total debt	7,207

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,996

Total capitalization	$13,492

Debt	53.4%
Preferred	2.1%
Common shareholders’ equity	44.4%

Total	100.0%

Sales Analysis — Q3 2008
Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2008	Q3 2007	% Change

Residential	4,595	4,836	-5%
Commercial	5,072	5,166	-2%
Industrial	3,327	3,278	1%
Other	789	811	-3%

	13,783	14,091	-2%
Choice*	329	569	-42%

TOTAL SALES	14,112	14,660	-4%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2008	Q3 2007	% Change

Residential	520,453	522,327	0%
Commercial	477,917	445,809	7%
Industrial	229,805	214,993	7%
Other	45,626	44,823	2%

	1,273,801	1,227,952	4%
Choice*	8,711	11,595	-25%

TOTAL REVENUES	1,282,512	1,239,547	3%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q3 2008	Q3 2007	% Change

Residential	7,503	8,620	-13%
Commercial	2,408	2,303	5%
Industrial	127	185	-31%

	10,038	11,108	-10%

End User Transportation*	23,024	25,189	-9%

TOTAL SALES	33,062	36,297	-9%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q3 2008	Q3 2007	% Change

Residential	117,390	109,517	7%
Commercial	35,619	27,198	31%
Industrial	1,612	1,867	-14%

	154,621	138,582	12%

End User Transportation*	21,496	21,308	1%

TOTAL REVENUES	176,117	159,890	10%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q3 2008	Q3 2007	% Change

Actuals	556	613	-9%
Normal	537	537

Deviation from normal	3%	14%
Heating Degree Days
MichCon service territory

	Q3 2008	Q3 2007	% Change

Actuals	80	107	-25%
Normal	175	181

Deviation from normal	-54%	-41%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q3 2008	Q3 2007

Detroit Edison	2	12
MichCon	(1)	(2)
Warmer than normal weather added $2 million to Detroit Edison’s earnings in Q3 2008
Milder weather reduced MichCon’s earnings by $1M Q3 2008

DTE Energy Company
Consolidated Statements of Operations (unaudited)
(Reconciliation of Reported Earnings to Operating earnings)

	Three Months Ended September 30, 2008
	3Q 2008 Reported	Operating	3Q 2008 Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	$2,338	$3	$2,341

Operating Expenses
Fuel, purchased power and gas	1,034		1,034
Operation and maintenance	628	(4)	624
Depreciation, depletion and amortization	235		235
Taxes other than income	71		71
Gain on sale of non-utility business	—		—
Other asset (gains) and losses, reserves and impairments, net	(5)		(5)

	1,963	(4)	1,959

Operating Income	375	7	382

Other (Income) and Deductions
Interest expense	125		125
Interest income	(5)		(5)
Other income	(34)		(34)
Other expenses	22		22

	108	—	108

Income Before Income Taxes and Minority Interest	267	7	274

Income Tax Provision	97	3	100

Minority Interest	1		1

Income from Continuing Operations	169	4	173

Discontinued Operations
Income (loss) from discontinued operations, net of tax	8	(8)	—
Minority interest in discontinued operations

	8	(8)	—

Net Income	$177	$(4)	$173